UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

October 21, 2005

(Date of earliest event reported)

October 21, 2005

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-6581

35-1977746

(Commission File Number)

           (I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana

46545

              (Address of principal executive offices)

(Zip Code)

(800) 890-2798

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 21, 2005, the Company issued a press release announcing its financial results for the three-month and nine-month periods ended September 30, 2005.  The press release is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events

On October 21, 2005 the Company issued a press release announcing the declaration of a quarterly dividend, along with its financial results for the three-month and nine-month periods ended September 30, 2005.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)

Exhibits

99.1 Press release dated October 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION

Dated:  October 21, 2005

By:

/s/ Mark E. Secor

Mark E. Secor

Senior Vice President

and Chief Financial Officer

News Release

Contacts:

John Rosenthal: 574-273-9700

Mark Secor:  800-890-2798

Fax:  574-243-9670

E-mail: jrosenthal@sjcb.com

     msecor@sjcb.com

FOR IMMEDIATE RELEASE

St. Joseph Capital Corporation Announces

Third Quarter Results -- Loan Growth Remains Strong

Mishawaka, Indiana – October 21, 2005 – The chairman, president and chief executive officer of St. Joseph Capital Corporation (Nasdaq SC:SJOE), John Rosenthal, today announced that the Company’s consolidated net income for the three month period ended September 30, 2005, was $803,000 compared to $633,000 for the same period in 2004 for an increase of $170,000 or 26.9%.  Earnings per common share (EPS) for the three months ended September 30, 2005 increased to $0.46 basic and $0.43 fully-diluted, compared to $0.37 basic and $0.35 fully-diluted EPS for the three months ended September 30, 2004.  The increase in net income for the three months ended September 30, 2005 compared to the same period in the prior year was comprised of an increase in net interest income after provision for loan losses of $231,000, an increase in non-interest income of $64,000, and a decrease in tax expense of $104,000.  These were offset by an increase in non-interest expense of $229,000.

Consolidated net income for the nine month period ended September 30, 2005 was $2.4 million compared to $1.7 million for the same period in 2004 for an increase of $715,000 or 42.1%.  Earnings per common share for the nine months ended September 30, 2005 increased to $1.39 basic and $1.29 fully-diluted, compared to $0.98 basic and $0.94 fully-diluted EPS for the nine months ended September 30, 2004.  The increase in net income for the first nine months of 2005 compared to the same period in the prior year was comprised of an increase in net interest income after provision for loan losses of $979,000, an increase in non-interest income of $217,000, and a decrease in tax expense of $130,000.  These were offset by an increase in non-interest expense of $611,000.

Total assets as of September 30, 2005 reached $450.8 million, an increase of $111.6 million or 32.9% compared to September 30, 2004.  Loan growth during the third quarter remained strong, increasing by $22.2 million or 7.3% over last quarter and $65.8 million, or 25.2% from a year ago.  The attached financial statements provide additional information and performance measurements.

Addressing the results for the quarter, Chairman Rosenthal stated, “The Fed continues to raise short-term managed rates but, until very recently, the long-end of the curve has not moved in the same proportion to short rates. This situation has resulted in the so-called flat yield curve. All banks, ours included, are challenged by a flat yield curve.  We believe this will be a temporary phenomenon and we are well positioned for when the yield curve returns to its historic shape.”

In addition to disclosing third quarter results, Chairman Rosenthal announced that a fourth consecutive quarterly dividend of $.05 per common share will be paid on December 15, 2005 to shareholders of record on December 1, 2005.

St. Joseph Capital Corporation is a bank holding company whose headquarters are located in Mishawaka, Indiana.  Its primary operating subsidiary, St. Joseph Capital Bank, provides a broad array of banking services to businesses and individuals in the Michiana area.  St. Joseph Capital Bank employs numerous delivery channels for their financial services including a unique courier service and electronic banking accessed via their website, www.sjcb.com. St. Joseph Capital Bank is a member of the Federal Deposit Insurance Corporation.

This news release is believed accurate as of the date it was issued. However, it may become outdated over time, and should not be relied on as factually correct after it’s issue date.

#####

SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by St. Joseph Capital Corporation with the Securities and Exchange Commission. St. Joseph Capital Corporation undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

ST. JOSEPH CAPITAL CORPORATION

Consolidated Statements of Operations (Unaudited)

(Dollars in thousands, except per share data)

Three Months Ended

Nine Months Ended

Sept. 30, 2005

Sept. 30, 2004

Sept. 30, 2005

Sept. 30, 2004

Interest income

Loans, including fees

$

4,775

$

3,261

$

12,885

$

9,078

Securities and other interest income

916

502

2,789

1,460

5,691

3,763

15,674

     10,538

Interest expense

Deposits

2,341

711

5,997

1,867

Securities sold under agreements

to repurchase and other borrowings

766

604

2,023

1,773

3,107

1,315

8,020

3,640

Net interest income

2,584

2,448

7,654

6,898

Provision for loan losses

-

95

-

223

Net interest income after provision for loan losses

2,584

2,353

7,654

6,675

Noninterest income

Gain on sales of securities available for sale, net

-

29

11

106

Other noninterest income

232

139

716

404

232

168

727

510

Noninterest expense

Employee compensation and benefits

1,204

1,051

3,478

3,132

Stock option expense

35

26

105

78

Occupancy and equipment expense

135

93

381

287

Other expense

371

346

1,211

1,067

1,745

1,516

5,175

4,564

Income before income taxes

1,071

1,005

3,206

2,621

Income tax expense

268

372

792

922

Net income

$

803

$

633

$

2,414

$

1,699

Basic income per common share

$

.46

$

.37

$

1.39

$

.98

Diluted income per common share

$

.43

$

.35

$

1.29

$

.94

 ST. JOSEPH CAPITAL CORPORATION

Condensed Consolidated Balance Sheets (Unaudited)

(Dollars in thousands)

 September 30, 2005 September 30, 2004

ASSETS

Total cash and cash equivalents

$

18,936

$

22,085

Securities available for sale

84,718

48,229

Federal Home Loan Bank (FHLB) stock

3,152

2,837

Loans receivable

330,972

265,102

Less: Allowance for loan losses

3,578

3,540

Loans receivable, net

327,394

261,562

Premises and equipment, net

3,294

1,320

Interest receivable and other assets

13,273

3,132

Total assets

$

450,767

$

339,165

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Total deposits

$

332,876

$

254,599

Securities sold under agreements to repurchase

and other borrowings

21,520

13,026

FHLB advances

57,000

41,740

Subordinated debentures

8,000

3,000

Interest payable and other liabilities

2,834

856

Total liabilities

422,230

313,221

Total shareholders’ equity

28,537

25,944

Total liabilities and shareholders’ equity

$

450,767

$

339,165

ST. JOSEPH CAPITAL CORPORATION

Selected Consolidated Financial Data (Unaudited)

Year to Date

(Dollars in thousands, except per share data)

Nine Months

Nine Months

September 30,

September 30,

2005

2004

EARNINGS

Net interest income

$

7,654

$

6,675

Provision for loan loss

-

223

Noninterest income

727

510

Noninterest expense

5,175

4,564

Net income

2,414

1,699

Basic earnings per share

1.39

0.98

Diluted earnings per share

$

1.29

$

0.94

Average shares outstanding

1,742,225

1,732,171

Average diluted shares outstanding

1,870,254

1,804,804

PERFORMANCE RATIOS

Return on average assets*

0.73%

0.71%

Return on average common equity *

11.73%

8.97%

Net interest margin (fully-tax equivalent)*

2.69%

3.18%

Efficiency ratio

61.75%

63.52%

CAPITAL

Average equity to average assets

6.2%

7.9%

Tier 1 leverage capital ratio

8.4%

9.0%

Tier 1 risk-based capital ratio

10.8%

10.3%

Total risk-based capital ratio

11.8%

11.4%

Book value per share

$

16.38

$

14.98

ASSET QUALITY

Net charge-offs

$

-

$

-

Net charge-offs to average loans *

0.00%

0.00%

Allowance for loan losses

$

3,578

$

3,540

Allowance for loan losses to total loans

1.08%

1.34%

Nonperforming loans

$

-

$

-

Other real estate owned

$

-

$

-

Nonperforming loans to total loans

0.00%

0.00%

Nonperforming assets to total assets

0.00%

0.00%

END OF PERIOD BALANCES

Total assets

$

450,767

$

339,165

Total earning assets

415,748

320,983

Total loans

330,972

265,102

Total deposits

332,876

254,599

Stockholders' equity

28,537

25,944

AVERAGE BALANCES

Total assets

$

440,751

$

320,240

Total earning assets

413,442

305,776

Total loans

317,514

251,053

Total deposits

299,975

191,613

Stockholders' equity

27,519

25,290

* annualized for year to date data

ST. JOSEPH CAPITAL CORPORATION

Selected Consolidated Financial Data (Unaudited)

Quarterly

(Dollars in thousands, except per share data)

Three Months

Three Months

Three Months

Three Months

Three Months

September 30,

June 30,

March 31,

December 31,

September 30,

2005

2005

2005

2004

2004

EARNINGS

Net interest income

$

2,583

$

2,528

$

2,542

$

2,547

$

2,448

Provision for loan loss

-

-

-

38

95

Noninterest income

232

249

246

219

168

Noninterest expense

1,744

1,763

1,667

1,660

1,516

Net income

803

815

796

710

633

Basic earnings per share

0.46

0.47

0.46

0.41

0.37

Diluted earnings per share

$

0.43

$

0.43

$

0.43

$

0.39

$

0.35

Average shares outstanding

1,746,401

1,741,803

1,738,382

1,735,978

1,732,445

Average diluted shares outstanding

1,875,652

1,875,958

1,857,861

1,821,483

1,808,220

PERFORMANCE RATIOS

Return on average assets*

0.72%

0.77%

0.79%

0.79%

0.79%

Return on average common equity *

11.58%

12.00%

12.09%

10.72%

9.96%

Net interest margin (fully-tax equivalent)*

2.60%

2.69%

2.78%

3.13%

3.20%

Efficiency ratio

61.95%

63.49%

59.79%

60.01%

57.95%

CAPITAL

Average equity to average assets

6.2%

6.4%

6.5%

7.4%

7.9%

Tier 1 leverage capital ratio

8.4%

8.8%

8.5%

8.0%

9.0%

Tier 1 risk-based capital ratio

10.8%

10.9%

11.4%

9.9%

10.3%

Total risk-based capital ratio

11.8%

12.0%

12.6%

11.1%

11.4%

Book value per share

$

16.34

$

16.09

$

15.24

$

15.28

$

14.98

ASSET QUALITY

Net charge-offs

$

-

$

-

$

-

$

-

$

-

Net charge-offs to average loans *

0.00%

0.00%

0.00%

0.00%

0.00%

Allowance for loan losses

$

3,578

$

3,578

$

3,578

$

3,578

$

3,540

Allowance for loan losses to total loans

1.08%

1.16%

1.23%

1.27%

1.34%

Nonperforming loans

$

-

$

-

$

-

$

-

$

-

Other real estate owned

$

-

$

-

$

-

$

-

$

-

Nonperforming loans to total loans

0.00%

0.00%

0.00%

0.00%

0.00%

Nonperforming assets to total assets

0.00%

0.00%

0.00%

0.00%

0.00%

END OF PERIOD BALANCES

Total assets

$

450,767

$

446,842

$

412,710

$

399,059

$

339,165

Total earning assets

415,748

409,301

382,790

347,286

320,983

Total loans

330,972

308,750

289,962

281,999

265,102

Total deposits

332,876

331,364

325,866

312,657

254,599

Stockholders' equity

28,537

28,018

26,494

26,532

25,944

AVERAGE BALANCES

Total assets

$

440,751

$

423,181

$

409,517

$

357,808

$

320,240

Total earning assets

413,442

397,011

385,819

334,964

305,776

Total loans

317,514

293,490

284,685

269,928

251,053

Total deposits

299,975

288,660

290,061

215,313

191,613

Stockholders' equity

27,519

27,250

26,692

26,349

25,290

* annualized for quarterly data